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                                 EXHIBIT (A)(3)
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                         NOTICE OF GUARANTEED DELIVERY
         OF SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK OF

                               UNITED FOODS, INC.

     This form or a form substantially equivalent to this form must be used to accept the Offer (as defined below) if:

          (a) certificates for shares of Class A Common Stock, par value $1.00 per share or Class B Common Stock, par value $1.00 per share (the "Shares"), of United Foods, Inc., a Delaware corporation (the "Company"), cannot be delivered to the Depositary prior to the Expiration Date (as defined in Section 1 of the Company's Offer to Purchase dated May 20, 1997 (the "Offer to Purchase")); or

          (b) the procedure for book-entry transfer (set forth in Section 3 of the Offer to Purchase) cannot be completed on a timely basis; or

          (c) the Letter of Transmittal and all other required documents cannot be delivered to the Depositary prior to the Expiration Date.

     This form, properly completed and duly executed, may be delivered by hand, mail or facsimile transmission to the Depositary. See Section 3 of the Offer to Purchase.

                        The Depositary for the Offer is:

                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA

                                                               By Hand Delivery or
        By Mail:             By Facsimile Transmission:        Overnight Courier:
  FIRST UNION NATIONAL             (704) 590-7628           FIRST UNION NATIONAL BANK
           BANK           (FOR ELIGIBLE INSTITUTIONS ONLY)      OF NORTH CAROLINA
   OF NORTH CAROLINA           Confirm by Telephone:         40 BROAD STREET, SUITE
 40 BROAD STREET, SUITE            (800) 829-8432                      500
          550                                                  NEW YORK, NEW YORK
NEW YORK, NEW YORK 10004

                    The Information Agent for the Offer is:

                             D.F. KING & CO., INC.
                                77 WATER STREET
                               NEW YORK, NY 10005
                         CALL TOLL FREE (800) 549-6864

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR A TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN THE ONES LISTED
                  ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" (as defined in the Offer to Purchase) under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.
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Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Offer to Purchase and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.

                                    ODD LOTS
                              (SEE INSTRUCTION 4)

     To be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially, as of the close of business on May 15, 1997, an aggregate of fewer than 100 Shares.

The undersigned either (check one box):

[ ] was the beneficial owner as of the close of business on May 15, 1997 and will continue to be the beneficial owner as of the Expiration Date, of an aggregate of fewer than 100 Shares, all of which are being tendered;
   or

[ ] is a broker, dealer, commercial bank, trust company or other nominee which:

(a) is tendering, for the beneficial owners thereof, shares with respect to which it is the record holder; and

(b) believes, based upon representations made to it by such beneficial owners, that each person was the beneficial owner as of the close of business on May 15, 1997, and each such person will continue to be the beneficial owner as of the Expiration Date, of an aggregate of fewer than 100 shares and is tendering all of such Shares.

Number of Shares of Class A Common Stock
                                         ----    Signature(s)
                                                 -----------------------------------------
                                                 Name(s):
                                                 --------------------------------------------
Certificate Nos. (if available):                                (Please Print)

---------------------------------------------
                                                 Address:
---------------------------------------------    ---------------------------------------------
Number of Shares of Class B Common Stock
                                         ----    Area Code and Telephone Number:
Certificate Nos. (if available):
                                                 ---------------------------------------------

---------------------------------------------

---------------------------------------------
If Shares will be tendered by book entry
  transfer:
Name of Tendering Institution
Account No. at (check one):
[ ] The Depository Trust Company
[ ] Philadelphia Depository Trust Company

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                                   GUARANTEE

                    (Not to be used for signature guarantee)

     The undersigned, an "Eligible Institution," guarantees (a) that the above named person(s) has a "net long position" in the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended,
(b) that such tender of Shares complies with Rule 14e-4 and (c) to deliver to the Depositary either the stock certificates representing the Shares tendered hereby, in proper form for transfer, or confirmation of the book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company or the Philadelphia Depository Trust Company, in any such case together with a properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof) and any other required documents, all within three American Stock Exchange trading days after the date of execution of this notice.

Name of firm:                                           Address:
            -----------------------------------------           --------------------------------------------

-----------------------------------------------------           --------------------------------------------
                Authorized Signature

Name:
    -------------------------------------------------           --------------------------------------------
                    Please print                                                                    Zip Code

                                                       Area Code and Telephone Number:
                                                                                     -----------------------

                                                       Date:                                         , 1997
                                                           -------------------------------------------
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DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE
SENT WITH THE LETTER OF TRANSMITTAL.

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